SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

October 15, 2009
Date of Report (Date of earliest event reported)

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Two Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices)

(201) 573-9700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Andreas Guldin was appointed Vice Chairman and Chief Strategy Officer of The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) effective October 15, 2009.

Dr. Guldin, age 47, became a member of the Board on May 1, 2007.  From May 1, 2007 through October 14, 2009, Dr. Guldin was Executive Managing Director, Strategy & Corporate Development for the Company.  Dr. Guldin was a Senior Executive Vice President (Corporate Finance) and Co-Chief Financial Officer of Tengelmann Warenhandelsgesellschaft KG (“Tengelmann”), a role which he held from July 2005 until April 2007.  He has also served as an advisor to the Executive Chairman and Board of Directors of the Company and he was lead negotiator in the acquisition of Pathmark Stores, Inc.  Prior to joining Tengelmann, Dr. Guldin served from May 1995 to March 2005 as a member of the Executive Management Team and Chief Financial Officer at E. Breuninger GmbH & Co. (Germany), the most prestigious department store and fashion retailer in Germany.  Since 2008, Dr. Guldin has served as Chief Executive Officer of Emil Capital Partners, LLC (“ECP”), an investment, management and consulting entity focused on business activities in North America.  ECP is a wholly-owned subsidiary of Tengelmann and is a Company stockholder.  Dr. Guldin is a Visiting Faculty Member at the University Stuttgart and Düsseldorf for Finance and Performance Management. He holds a masters degree in Psychology from J.W. Goethe University in Frankfurt, Germany; a masters degree in Business Administration from London Business School, UK; and a doctorate degree in Economics and Business Administration from University of Hohenheim, Germany.  The Company has previously disclosed the transactions in which Dr. Guldin has an interest that require disclosure under Item 404(a) of Regulation S-K under the caption “Certain Relationships and Transaction” in its Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2009 and the caption “Transactions with Related Parties” in its Proxy Statement on Schedule 14A, filed with the SEC on September 1, 2009.  These documents may be accessed through the SEC’s website at www.sec.gov.  The Company entered into an employment agreement with Dr. Guldin in May 2007, which is attached as Exhibit 10.1 to the Current Report on Form 8−K filed by the Company with the SEC on May 7, 2007.  This document may be accessed through the SEC's website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 21, 2009

THE GREAT ATLANTIC & PACIFIC TEA
COMPANY, INC.

By: /s/ Christopher W. McGarry
Name: Christopher W. McGarry
Title: Senior Vice President and General Counsel